UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 14, 2012

MPG OFFICE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-31717 (Commission File Number)	04-3692625 (IRS Employer Identification Number)

355 South Grand Avenue, Suite 3300 Los Angeles, California (Address of principal executive offices)	90071 (Zip Code)

(Registrant’s telephone number, including area code)
213-626-3300

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

	Item 1.01	Entry into a Material Definitive Agreement.
	Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
	Item 9.01	Financial Statements and Exhibits.

Signatures

Exhibit 99.1	Employment Letter, effective as of March 1, 2011, between MPG Office Trust, Inc., MPG Office, L.P. and Christopher M. Norton
Exhibit 99.2	Amended and Restated Employment Letter, effective as of February 14, 2012, between MPG Office Trust, Inc., MPG Office, L.P. and Christopher M. Norton
Exhibit 99.3	First Amendment to Amended and Restated Employment Letter, as of February 14, 2012, by and between MPG Office Trust, Inc., MPG Office, L.P. and Jonathan L. Abrams

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Effective February 14, 2012, MPG Office Trust, Inc. and MPG Office, L.P. (together, the “Company”) entered into an amended and restated employment letter agreement (the “Employment Agreement”) with Christopher M. Norton. Additionally, effective February 14, 2012, the Company entered into a first amendment to the amended and restated employment letter agreement with Jonathan L. Abrams.

Employment Agreement with Christopher M. Norton

Effective as of February 14, 2012, the Company and Mr. Norton, the Company’s Senior Vice President, Transactions, entered into an Employment Agreement, which supersedes and replaces Mr. Norton’s prior employment letter agreement with the Company, dated March 1, 2011, a copy of which is filed as Exhibit 99.1 to this report.

Mr. Norton’s Employment Agreement has a term commencing on February 14, 2012 and ending on December 31, 2014, subject to automatic renewals for successive one-year periods unless either party provides notice of its intention not to renew the Employment Agreement not less than 60 days prior to the expiration of the then-current term. The Employment Agreement provides for an annual base salary of $275,000 (subject to potential future increase in accordance with the Company’s normal executive compensation practices).

Mr. Norton is eligible for annual cash performance bonuses under the Company’s incentive bonus plan. The amount of his annual bonus, if any, will be at the discretion of the Compensation Committee of the Company’s board of directors.

The Employment Agreement provides that if Mr. Norton’s employment is terminated by the Company without cause (as defined in the Employment Agreement), and subject to his execution and non-revocation of a general release of claims, he will receive the following severance payments and benefits:

•
A lump-sum cash payment equal to the aggregate amount of (i) any unpaid prior year annual bonus, (ii) 100% of the sum of his annual base salary in effect on the date of termination plus the annual bonus earned by him for the most recently completed fiscal year of the Company preceding the termination, and (iii) a prorated annual bonus for the year in which the termination occurs; and

•	Certain health insurance benefits at the Company’s expense for up to 18 months.

Mr. Norton’s Employment Agreement contains confidentiality provisions that apply indefinitely and non-solicitation provisions that apply during the term of his Employment Agreement and for a one-year period thereafter.

This description is qualified in its entirety by reference to the full text of Mr. Norton’s amended and restated employment letter agreement, filed as Exhibit 99.2 to this report.

Amendment to Employment Letter Agreement with Jonathan L. Abrams

Effective as of February 14, 2012, the Company and Mr. Abrams, the Company’s Executive Vice President, General Counsel and Secretary, entered into an amendment (the “Amendment”) to Mr. Abrams’ amended and restated employment letter agreement, dated December 31, 2008. The effect of the Amendment was to:

•	Reflect the change in Mr. Abrams’ title to Executive Vice President from Senior Vice President, which occurred previously on December 19, 2011;

•
Provide that Mr. Abrams’ employment with the Company will be for a fixed term, ending on December 31, 2014, subject to automatic renewals for successive one-year periods unless either party provides notice of its intention not to renew the employment letter not less than 60 days prior to the expiration of the then-current term. Prior to the Amendment, Mr. Abrams’ amended and restated employment letter agreement provided for at-will employment, and was not for a fixed period;

•	Reflect Mr. Abrams’ current annual base salary of $300,000, which was previously established by the Company as of July 1, 2009; and

•
Provide that if Mr. Abrams’ employment is terminated by the Company without cause (as defined in the amended and restated employment letter agreement), and subject to his execution and non-revocation of a general release of claims, he will receive the following severance payments and benefits:

◦
A lump-sum cash payment equal to the aggregate amount of (i) any unpaid prior year annual bonus, (ii) 100% of the sum of his annual base salary in effect on the date of termination plus the annual bonus earned by him for the most recently completed fiscal year of the Company preceding the termination, and (iii) a prorated annual bonus for the year in which the termination occurs; and

◦	Certain health insurance benefits at the Company’s expense for up to 18 months.

Prior to the Amendment, Mr. Abrams’ amended and restated employment letter agreement provided for severance in the form of a lump-sum cash payment equal to 100% of the sum of his then-current annual base salary plus his then-current target bonus.

The terms of Mr. Abrams’ amended and restated employment letter agreement otherwise remain unchanged.

This description is qualified in its entirety by reference to the full text of the first amendment to Mr. Abrams’ amended and restated employment letter agreement, filed as Exhibit 99.3 to this report.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 14, 2012, the Company entered into an amended and restated employment letter agreement with Mr. Norton, as described in Item 1.01 above. Additionally, effective February 14, 2012, the Company entered into an amendment to the Company’s employment letter agreement with Mr. Abrams, as described in Item 1.01 above.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired: None.

(b)	Pro forma financial information: None.

(c)	Shell company transactions: None.

(d)	Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1*	Employment Letter, effective as of March 1, 2011, between MPG Office Trust, Inc., MPG Office, L.P. and Christopher M. Norton
99.2*	Amended and Restated Employment Letter, effective as of February 14, 2012, between MPG Office Trust, Inc., MPG Office, L.P. and Christopher M. Norton
99.3*	First Amendment to Amended and Restated Employment Letter, as of February 14, 2012, by and between MPG Office Trust, Inc., MPG Office, L.P. and Jonathan L. Abrams
_________

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPG OFFICE TRUST, INC. Registrant

/s/ JONATHAN L. ABRAMS
Jonathan L. Abrams Executive Vice President, General Counsel and Secretary

Dated:   As of February 17, 2012